UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 18, 2022

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 18, 2022, by virtual meeting. The Company’s stockholders considered and voted upon three matters at the meeting, with final voting results as follows:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 10 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2023:

Name	For	Against	Abstain	Broker Non-Vote
K. Gunnar Bjorklund	283,182,397	15,609,683	162,058	15,786,798
Michael J. Bush	287,864,348	10,931,539	158,251	15,786,798
Sharon D. Garrett	284,739,757	14,074,736	139,645	15,786,798
Michael J. Hartshorn	291,888,245	6,936,881	129,012	15,786,798
Stephen D. Milligan	294,173,676	4,616,908	163,554	15,786,798
Patricia H. Mueller	293,562,198	5,242,435	149,505	15,786,798
George P. Orban	284,487,093	14,326,954	140,091	15,786,798
Larree M. Renda	294,159,000	4,640,846	154,292	15,786,798
Barbara Rentler	295,909,560	2,939,431	105,147	15,786,798
Doniel N. Sutton	294,911,561	3,880,336	162,241	15,786,798

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
244,676,643	41,340,814	12,936,681	15,786,798

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 28, 2023

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 28, 2023:

For	Against	Abstain
306,295,724	8,323,898	121,314

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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